Accrued Interest Date:                                Collection Period Ending:
25-Jun-04                                                            30-Jun-04

Distribution Date:        BMW VEHICLE OWNER TRUST 2004-A              Period #
26-Jul-04                 ------------------------------                     2


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Balances
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                                                                                       Initial             Period End
       Receivables                                                              $1,500,120,934         $1,394,750,720
       Reserve Account                                                              $9,683,915            $12,047,855
       Yield Supplement Overcollateralization                                      $10,287,158             $9,531,551
       Class A-1 Notes                                                            $313,000,000           $208,385,393
       Class A-2 Notes                                                            $417,000,000           $417,000,000
       Class A-3 Notes                                                            $470,000,000           $470,000,000
       Class A-4 Notes                                                            $256,312,000           $256,312,000
       Class B Notes                                                               $33,521,000            $33,521,000

Current Collection Period
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       Beginning Receivables Outstanding                                        $1,448,831,090
       Calculation of Total Distribution Amount
             Regular Principal Distributable Amount
                   Receipts of Scheduled Principal                                 $31,156,056
                   Receipts of Pre-Paid Principal                                  $22,911,755
                   Liquidation Proceeds                                                     $0
                   Principal Balance Allocable to Gross Charge-offs                    $12,558
             Total Receipts of Principal                                           $54,080,369

             Interest Distribution Amount
                   Receipts of Interest                                             $5,279,387
                   Servicer Advances                                                        $0
                   Reimbursement of Previous Servicer Advances                       ($164,911)
                   Accrued Interest on Purchased Receivables                                $0
                   Recoveries                                                          $12,428
                   Net Investment Earnings                                              $4,868
             Total Receipts of Interest                                             $5,131,771

             Release from Reserve Account                                                   $0

       Total Distribution Amount                                                   $59,199,582

       Ending Receivables Outstanding                                           $1,394,750,720

Servicer Advance Amounts
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       Beginning Period Unreimbursed Previous Servicer Advance                        $270,241
       Current Period Servicer Advance                                                      $0
       Current Reimbursement of Previous Servicer Advance                            ($164,911)
       Ending Period Unreimbursed Previous Servicer Advances                          $105,330

Collection Account
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       Deposits to Collection Account                                              $59,199,582
       Withdrawals from Collection Account
             Servicing Fees                                                         $1,207,359
             Class A Noteholder Interest Distribution                               $2,694,806
             First Priority Principal Distribution                                          $0
             Class B Noteholder Interest Distribution                                  $98,328
             Regular Principal Distribution                                        $53,705,903
             Reserve Account Deposit                                                $1,493,186
             Unpaid Trustee Fees                                                            $0
             Excess Funds Released to Depositor                                             $0
       Total Distributions from Collection Account                                 $59,199,582



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
Excess Funds Released to the Depositor
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             Release from Reserve Account                                         $0
             Release from Collection Account                                      $0
       Total Excess Funds Released to the Depositor                               $0

Note Distribution Account
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       Amount Deposited from the Collection Account                      $56,499,037
       Amount Deposited from the Reserve Account                                  $0
       Amount Paid to Noteholders                                        $56,499,037

Distributions
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       Monthly Principal Distributable Amount                        Current Payment     Ending Balance     Per $1,000       Factor
       Class A-1 Notes                                                   $53,705,903       $208,385,393        $171.58       66.58%
       Class A-2 Notes                                                            $0       $417,000,000          $0.00      100.00%
       Class A-3 Notes                                                            $0       $470,000,000          $0.00      100.00%
       Class A-4 Notes                                                            $0       $256,312,000          $0.00      100.00%
       Class B Notes                                                              $0        $33,521,000          $0.00      100.00%

       Interest Distributable Amount                                 Current Payment         Per $1,000
       Class A-1 Notes                                                      $286,626              $0.92
       Class A-2 Notes                                                      $653,300              $1.57
       Class A-3 Notes                                                    $1,045,750              $2.23
       Class A-4 Notes                                                      $709,130              $2.77
       Class B Notes                                                         $98,328              $2.93



Carryover Shortfalls
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                                                                            Prior
                                                                       Period Carryover    Current Payment     Per $1,000
       Class A-1 Interest Carryover Shortfall                                     $0                 $0             $0
       Class A-2 Interest Carryover Shortfall                                     $0                 $0             $0
       Class A-3 Interest Carryover Shortfall                                     $0                 $0             $0
       Class A-4 Interest Carryover Shortfall                                     $0                 $0             $0
       Class B Interest Carryover Shortfall                                       $0                 $0             $0


Receivables Data
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                                                                    Beginning Period      Ending Period
       Number of Contracts                                                    63,994             62,759
       Weighted Average Remaining Term                                         49.49              48.55
       Weighted Average Annual Percentage Rate                                 4.77%              4.75%

       Delinquencies Aging Profile End of Period                       Dollar Amount         Percentage
             Current                                                  $1,289,525,612             92.46%
             1-29 days                                                   $93,980,914              6.74%
             30-59 days                                                   $9,615,452              0.69%
             60-89 days                                                   $1,628,742              0.12%
             90-119 days                                                          $0              0.00%
             120-149 days                                                         $0              0.00%
             Total                                                    $1,394,750,720            100.00%
             Delinquent Receivables +30 days past due                    $11,244,194              0.81%


       Write-offs
             Gross Principal Write-Offs for Current Period                   $12,558
             Recoveries for Current Period                                   $12,428
             Net Write-Offs for Current Period                                  $130

             Cumulative Realized Losses                                         $130


       Repossessions                                                   Dollar Amount              Units
             Beginning Period Repossessed Receivables Balance               $102,295                  5
             Ending Period Repossessed Receivables Balance                  $700,925                 20
             Principal Balance of 90+ Day Repossessed Vehicles                    $0                  0


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
Yield Supplement Overcollateralization
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       Beginning Period Required Amount                                   $9,906,017
       Beginning Period Amount                                            $9,906,017
       Ending Period Required Amount                                      $9,531,551
       Current Period Release                                               $374,466
       Ending Period Amount                                               $9,531,551
       Next Distribution Date Required Amount                             $9,163,800

Reserve Account
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       Beginning Period Required Amount                                  $25,181,175
       Beginning Period Amount                                           $10,554,669
       Net Investment Earnings                                                $4,868
       Current Period Deposit                                             $1,493,186
       Current Period Release to Collection Account                               $0
       Current Period Release to Depositor                                        $0
       Ending Period Required Amount                                     $24,241,322
       Ending Period Amount                                              $12,047,855


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